THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM Signature 1

Supplement dated June 20, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your summary prospectus, as supplemented, remain unchanged.

The Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”), has approved an Agreement and Plan of Reorganization to merge the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”) into the LVIP BlackRock Dividend Managed Volatility Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for the Contractowners. More information about the Acquiring Fund and the definitive terms of the proposed Reorganization will be included in proxy materials.

The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. Proxy materials regarding the Reorganization will be distributed Contractowners, as applicable, who are shareholders of the Fund, as of the close of business on May 1, 2025 (“Record Date”). A meeting of shareholders, as of the Record Date, to consider the Reorganization is scheduled to be held on or about July 31, 2025, and the Fund’s Reorganization is expected to be completed on or about August 1, 2025 (“Closing Date”).

At any time prior to the Closing Date, Contractowners may transfer out of the Fund consistent with the transfer provisions of the applicable individual annuity contract. Contractowners may transfer into any other available investment options under their Contract. Please see your product prospectus for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

The investment objectives, policies, and risks of the Acquiring Fund are similar to those of the Acquired Fund. For complete details relating to the Acquiring Fund, including fees and expenses, please refer to the fund’s prospectus. You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.